Exhibit 10.17

SUPPLEMENTAL GUARANTEE AGREEMENT

Supplemental Guarantee Agreement (this “Supplemental Guarantee Agreement”), dated as of September 21, 2006, among Reliant Energy Power Supply, LLC (the “Guaranteeing Subsidiary”), a Delaware limited liability company, a subsidiary of Reliant Energy, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Subsidiary Guarantors (as defined in the Guarantee Agreement referred to herein) and J.P. Morgan Trust Company, National Association, as trustee under the Indenture (as defined in the Guarantee Agreement referred to below) (the “Trustee”).

WITNESSETH

WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee a Guarantee Agreement (the “Guarantee Agreement”), dated as of December 22, 2004, providing for the Company’s guarantee (the “REI Guarantee”) of the Pennsylvania Economic Development Financing Authority’s (“PEDFA”) Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project), Series 2003A (the “Series 2003A Bonds”), and the Subsidiary Guarantors’ guarantees of the REI Guarantee;

WHEREAS, the Guarantee Agreement provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental guarantee agreement pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the REI Guarantee and the Guarantee Agreement (the “Subsidiary Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Guarantee Agreement, the Trustee, the Company and the other Subsidiary Guarantors are authorized to execute and deliver this Supplemental Guarantee Agreement.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary, the Trustee, the Company and the other Subsidiary Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Series 2003A Bonds as follows:

1.             Capitalized Terms.  Unless otherwise defined in this Supplemental Guarantee Agreement, capitalized terms used herein without definition shall have the meanings assigned to them in the Guarantee Agreement.

2.             Agreement to be Bound; Guarantee.  The Guaranteeing Subsidiary hereby becomes a party to the Guarantee Agreement as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Guarantee Agreement.  The Guaranteeing Subsidiary hereby agrees to be bound by all of the provisions of the Guarantee Agreement applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Guarantee Agreement.  In furtherance of the foregoing, the Guaranteeing Subsidiary shall be deemed a Subsidiary Guarantor for purposes of Article 12 of the Guarantee Agreement, including, without limitation, Section 12.02 thereof.

3.             NEW YORK LAW TO GOVERN.  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL GUARANTEE AGREEMENT BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4.             Counterparts.  The parties may sign any number of copies of this Supplemental Guarantee Agreement.  Each signed copy shall be an original, but all of them together represent the same agreement.

5.             Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

6.             The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Guarantee Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

7.             Ratification of Guarantee Agreement; Supplemental Guarantee Agreement Part of Guarantee Agreement.  Except as expressly amended hereby, the Guarantee Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Guarantee Agreement shall form a part of the Guarantee Agreement for all purposes, and every Holder of Series 2003A Bonds heretofore or hereafter authenticated and delivered shall by bound hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Guarantee Agreement to be duly executed and attested, all as of the date first above written.

Dated : September 21, 2006.

RELIANT ENERGY POWER SUPPLY, LLC

By:	/s/ Lloyd A. Whittington
Name:	Lloyd A. Whittington
Title:	Vice President and Treasurer

RELIANT ENERGY, INC.

By:	/s/ Andrew C. Johannesen
Name:	Andrew C. Johannesen
Title:	Vice President and Asst. Treasurer

RELIANT ENERGY ASSET MANAGEMENT, LLC
RELIANT ENERGY BROADBAND, INC.
RELIANT ENERGY CALIFORNIA HOLDINGS, LLC
RELIANT ENERGY COMMUNICATIONS, INC.
RELIANT ENERGY COOLWATER, INC.
RELIANT ENERGY CORPORATE SERVICES, LLC
RELIANT ENERGY ELLWOOD, INC.
RELIANT ENERGY ETIWANDA, INC.
RELIANT ENERGY FLORIDA, LLC
RELIANT ENERGY KEY/CON FUELS, LLC
RELIANT ENERGY MANDALAY, INC.
RELIANT ENERGY NORTHEAST GENERATION, INC.
RELIANT ENERGY NORTHEAST HOLDINGS, INC.
RELIANT ENERGY ORMOND BEACH, INC.
RELIANT ENERGY POWER GENERATION, INC.
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY SABINE (TEXAS), INC.
RELIANT ENERGY SERVICES DESERT BASIN, LLC
RELIANT ENERGY SERVICES MID-STREAM, LLC
RELIANT ENERGY SEWARD, LLC
RELIANT ENERGY TRADING EXCHANGE, INC.
RELIANT ENERGY VENTURES, INC.
RELIANT ENERGY WHOLESALE GENERATION, LLC

By:	/s/ Andrew C. Johannesen
Name:	Andrew C. Johannesen
Title:	Assistant Treasurer of the corporations and limited
liability companies, and of the general partners of the limited partnerships, listed above

RELIANT ENERGY SERVICES, INC.

By:	/s/ Andrew C. Johannesen
Name:	Andrew C. Johannesen
Title:	Vice President and Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC
RELIANT ENERGY ELECTRIC SOLUTIONS, LLC
RELIANT ENERGY SOLUTIONS EAST, LLC

By:	/s/ Lloyd A. Whittington
Name:	Lloyd A. Whittington
Title:	Vice President and Treasurer of the limited
liability companies listed above

RELIANT ENERGY CAPTRADES HOLDING CORP.
RELIANT ENERGY SABINE (DELAWARE), INC.

By:	/s/ Patricia F. Genzel
Name:	Patricia F. Genzel
Title:	President

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Michael J. Judge
Authorized Signatory